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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                          June 20, 2001 (June 19, 2001)
                          -----------------------------

                            LIFEPOINT HOSPITALS, INC.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  0-29818                 52-2165845
       ---------------          ----------------         ----------------
       (State or Other          (Commission File         (I.R.S. Employer
       Jurisdiction of              Number)               Identification
        Incorporation)                                        Number)

                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                  ---------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired.

                                    None required

                  (b)      Pro forma financial information.

                                    None required

                  (c)      Exhibits.

                           99 Copy of press release issued by the Company on June 19, 2001.

ITEM 9.           REGULATION FD DISCLOSURE.

                           On June 19, 2001, the Company issued a press release
                  announcing the completion of a $200 million, five-year amended and restated credit agreement with a syndicate of banks led by Fleet National Bank. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LIFEPOINT HOSPITALS, INC.


                                     By:   /s/ William F. Carpenter III
                                         ---------------------------------------
                                              William F. Carpenter III
                                              Senior Vice President and
                                              General Counsel



Date: June 20, 2001


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
-------           -----------------------
  99              Copy of press release issued by the Company on June 19, 2001.


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